Finance Expenses, Net	12 Months Ended
Dec. 31, 2021
Disclosure of Finance Expenses, Net [Abstract]
Finance expenses, net

Note 9. Finance expenses, net

	As of December 31
	2021	2020	2019
Banking expenses	$1,056	$590	$428
Bank fees	2,263	986	855
Other financial expenses	354	281	157
Net fair value gain of warrant liabilities	(5,851)	—	—
Net fair value gain of shares held in escrow	(4,506)	—	—
Interest expense	85,320	52,632	41,543
Total	$78,636	$54,489	$42,983

In 2021, interest on lease liabilities amounted to $720 (2020: $601, 2019: $771). Refer to Note 3.3. Leases - Right-of-use assets & lease liabilities for method of recognition of interest expense applied by the Group.

Interest expense includes the finance expense related to the obligation to repurchase the Group’s ordinary shares from IFC and Hoche under the Put Option Agreements and is measured using the effective interest rate method, inclusive of eligible transaction costs. The amount of interest expense related to the put options recognized in 2021 amounts to $23,506 (2020: $27,344, 2019: $13,664). Additionally, an extinguishment loss of $35,920 was recognized, reflecting the re-negotiated commencement date for the annual return of the obligation under the Put Option Agreement with Hoche. On the effectiveness of the Transaction, September 29, 2021, both Put Option Agreements were terminated in exchange for ordinary shares issued by Holdco. The termination of the put option resulted in the associated liabilities to be reclassified into Company’s equity.

The Group did not realize any significant finance income during 2021, 2020 or 2019.